UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-07254

Johnson Mutual Funds Trust
(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247
(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO – 3777 West Fork Road, Cincinnati, Ohio 45247
(Name and address of agent for service)

Registrant’s telephone number, including area code:           513-661-3100

Date of fiscal year end:           12/31/03

Date of reporting period:           12/31/03

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Insert annual or semi-annual report.

ANNUAL REPORT	DECEMBER 31, 2003

• Johnson Growth Fund

• Johnson Opportunity Fund
• Johnson Realty Fund
• Johnson Fixed Income Fund
• Johnson Municipal Income Fund

INVESTMENT ADVISER:

Johnson Investment Counsel, Inc.

3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170

OUR MESSAGE TO YOU
PERFORMANCE REVIEW
JOHNSON GROWTH FUND
OPPORTUNITY FUND
JOHNSON REALTY FUND
JOHNSON FIXED INCOME FUND
JOHNSON MUNICIPAL INCOME FUND
PORTFOLIO OF INVESTMENTS
GROWTH FUND
OPPORTUNITY FUND
REALTY FUND
FIXED INCOME FUND
MUNICIPAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
GROWTH FUND
OPPORTUNITY FUND
REALTY FUND
FIXED INCOME FUND
MUNICIPAL INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS
INDEPENDENT AUDITOR’S REPORT
Item 2. Code of Ethics.
Item 6. Reserved.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.
Item 8. Purchases of Equity Securities by Closed-End Funds. Not applicable.
Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.
Item 10. Controls and Procedures.
Item 11. Exhibits.
SIGNATURES
Exhibit 99.CERT
Exhibit 99.906CERT

JOHNSON MUTUAL FUNDS	December 31, 2003

Our Message to You	1

Performance Review and Management Discussion
Growth Fund	2
Opportunity Fund	3
Realty Fund	4
Fixed Income Fund	5
Municipal Income Fund	6

Portfolio of Investments
Growth Fund	7-8
Opportunity Fund	9-11
Realty Fund	12
Fixed Income Fund	13-14
Municipal Income Fund	15-17

Statement of Assets and Liabilities	18

Statement of Operations	19

Statement of Change in Net Assets
Stock Funds	20
Bond Funds	21

Financial Highlights
Growth Fund	22
Opportunity Fund	23
Realty Fund	24
Fixed Income Fund	25
Municipal Income Fund	26

Notes to the Financial Statements	27-32

Report of the Independent Auditors	33

Trustees and Officers Table	34

Trustees, Officers, Transfer Agent, Fund Accountant, Custodian, Auditors, Legal Counsel	Back Page

OUR MESSAGE TO YOU

February 25, 2004

Dear Shareholder:

We are pleased to present the Johnson Mutual Funds 2003 Annual Report. On the next several pages is commentary on the performance of each of the Funds for the year as well as the relative performance compared to appropriate indices. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

It was the year that investors had been waiting for, as the stock market reversed course in dramatic fashion in 2003. Stock market appreciation fueled by tax cuts, moderate consumer spending, improved corporate earnings and a reappearance of capital spending was able to overcome a slow start to the year and the prospect of a fourth consecutive down year in the stock markets, which had not occurred since 1929-1932. For the year, the S&P 500 Index rose by a total of 28.68%, while the Dow Jones Industrial Average increased 28.28% and broke the 10,000 level in December. As sentiment shifted, investors’ appetite for risk also increased. Smaller and medium-sized companies generally outperformed larger companies. Lower quality companies and those more sensitive to the economy were also in favor. The NASDAQ Composite, dominated by technology, jumped 50.77% during the year. Companies with more stable and predictable earnings generally lagged. For 2004, we anticipate some rotation back to quality companies with consistent growth characteristics.

The high returns posted on bond portfolios in recent years slowed somewhat in 2003 but fixed income investments still managed to post respectable returns with the Lehman Aggregate Index gaining 4.1%. Although, the Federal Reserve has recently reaffirmed it is trying to hold interest rates despite the advancing economy, we expect interest rates to increase later this year with the effects of possible inflation in the economic landscape.

Heading into 2004, we are still optimistic about the economy and the financial markets. The economic recovery continues to strengthen and broaden as evidenced by increases in employment. Corporate profits are expected to grow at rates similar to last year, which should provide further upside to the economy. The advancing economy may show some vulnerability towards the end of 2004 as special tax advantages expire at about the time of the presidential election. However, it is expected that the Federal Reserve will focus its attention on reducing unemployment and will be careful about raising interest rates too sharply unless the economy grows too quickly. Any rate adjustments by the Federal Reserve would put pressure on both the bond and stock markets.

There has been considerable press on the subject of late trading and market timing in the mutual fund industry during the past several months. We want you to be assured that Johnson Mutual Funds has no relationships with any intermediary that could possibly submit trades for processing that were actually received or determined after 4:00 p.m., when the Funds are closed for purchases and redemptions. Additionally, Johnson Mutual Funds monitors transaction activity for short-term trading or market timing which would adversely affect mutual fund shareholders. We are committed to the best interest of each and every shareholder and will not wane from our commitment to focus on you and help meet your long term financial goals. As always, thank you for your confidence in us and please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or to obtain counsel and information for your investment needs.

Sincerely,

Timothy E. Johnson

Performance Review — December 31, 2003

JOHNSON GROWTH FUND

The Johnson Growth Fund had a return of 22.21% for the calendar year 2003 compared to 28.68% for the Standard and Poors 500 Index.

The best price performance in the year, as measured by S&P 500 sectors, was concentrated in the more cyclical sectors of the economy and included technology stocks 49%, consumer discretion stocks 38%, and basic materials stocks 37%. Basic material stocks are a small part of the Index and the Growth Fund portfolio and, therefore, have little effect on performance. On the other hand, consumer discretion and technology stocks comprised rather large sectors in the index at year end, representing 11% and 18% respectfully, and contributed to the Fund’s underperformance. With respect to the technology sector, stock selection was additive but the Growth Fund was underweighted in the sector for most of the year. A significant underweight in consumer staple stocks along with good stock selection was additive to relative performance for the Growth Fund.

The disparity between the performance of value and growth investment styles in the large-cap space was relatively small in 2003, with value slightly outperforming growth. While the more cyclical sectors led the market advance in 2003, a typical rotation of leadership would suggest that the stable growth sectors will improve their relative performance going forward. As a result, there will likely be an increased emphasis on consumer staples, health care and energy sectors in 2004 in the Growth Fund.

The strong positive returns in 2003 were a welcome relief from the three-year bear market. Based on current consensus expectations of an improving economy, low inflation and only modest increases in interest rates, we do not think it is unreasonable to expect a positive return from stocks in 2004.

As of December 31, 2003
Average Annual Total Returns

	Growth Fund	S&P 500 Index
1 Year	22.21%	28.68%
5 Years	-5.67%	-0.57%
10 Years	6.64%	11.07%

	As of	As of
Top Ten Holdings:	12/31/03	12/31/02

General Electric	4.1%	3.2%
Pfizer	3.3%	2.0%	*
American Int’l Group, Inc.	3.2%	3.0%
Microsoft	3.1%	2.8%
CitiGroup, Inc.	2.3%	2.5%
Alcoa, Inc.	2.2%	1.8%	*
Bank of New York Company	2.2%	2.1%	*
Illinois Tool Works, Inc.	2.2%	2.0%	*
Jacobs Engineering	2.2%	0.6%	*
Merrill Lynch and Company	2.2%	0.0%	*
* Not in Top 10 as of 12/31/02.

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Inception of the Growth Fund was January 4, 1993.

Performance Review — December 31, 2003

JOHNSON OPPORTUNITY FUND

The Johnson Opportunity Fund had a return of 34.78% for the calendar year 2003. This was the largest annual return since the Fund’s inception. This did trail the Russell MidCap Index, up 40.05% and to a lesser degree, the S&P MidCap 400 Index, up 35.62%.

In general, the smaller the market capitalization, the better the returns were in 2003. Consequently, mid-cap stocks as a group were able to outperform large-cap indexes, such as the S&P 500, but could not keep pace with many of the more speculative small-cap stocks. In addition to smaller market capitalization stocks, the market typically rewarded lower quality and higher risk stocks in 2003. The best performing mid-cap sectors included technology 68%, health care 40%, and consumer discretionary 37%.

The Opportunity Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum and improving profitability. Many of these characteristics penalized the Fund’s performance in the first half of the year. During this period of market recovery, some of the best performing stocks were higher risk technology stocks with no earnings and high valuations. The Fund owned few of these types of stocks and its allocation to the technology sector was consistently below its benchmark in the first half of the year. Near the middle of the year, however, the Fund made some portfolio adjustments that had a positive effect on relative performance in the second half of the year. The first change was to lower the market cap of the Fund by selling a group of larger-cap stocks and buying a group of smaller-cap stocks. This enabled the Fund to better participate in the market’s smaller-cap rally. The second involved increasing the diversification of the Fund by roughly doubling the number of holdings. As a result of this move, the top ten holdings of the Fund now only represent 11% of the portfolio, compared to 24.4% at the end of 2002. In conjunction with this diversification, the technology sector’s weight was increased and became more reflective of the broader mid-cap universe. Following these changes, the Fund outperformed the Russell MidCap benchmark in each of the last five months of the year.

Mid-Cap stocks have now outperformed large-cap stocks for four straight years. Both groups of stocks now have comparable valuations. Should the market’s recovery continue to progress, mid-cap stocks should continue to do well, however, the performance advantage compared to larger-cap stocks might narrow as the market rotates or the Federal Reserve’s interest rate policy changes.

As of December 31, 2003
Average Annual Total Returns

		Russell	S&P
	Opportunity	MidCap	MidCap
	Fund	Index	Index
1 Year	34.78%	40.05%	35.62%
5 Years	1.48%	7.23%	12.98%
Since Inception(1)	10.59%	12.98%	15.33%

	As of	As of
Top Ten Holdings:	12/31/03	12/31/02

AmeriCredit Corp.	1.6%	0.0%	*
United States Steel Corp.	1.3%	0.0%	*
Staples, Inc.	1.1%	2.1%
C.R. Bard, Inc.	1.1%	0.6%	*
EON Labs, Inc.	1.1%	0.0%	*
Barnes and Noble, Inc.	1.0%	0.0%	*
Freeport McMoran	1.0%	0.0%	*
Advanced Auto Parts, Inc.	1.0%	0.0%	*
Adobe Systems, Inc.	1.0%	0.0%	*
Countrywide Financial, CP	1.0%	0.0%	*
* Not in Top 10 as of 12/31/02.

Long-term capital appreciation is the objective of the Johnson Opportunity Fund and the primary assets are stocks of medium to smaller-sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or applicable index share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P MidCap Index or the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Inception of the Opportunity Fund was May 16, 1994. The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark.

Performance Review — December 31, 2003

JOHNSON REALTY FUND

The Realty Fund had a rate of return of 34.23% for the calendar year 2003 compared to 37.13% for the National Association of Real Estate Investment Trusts Index (NAREIT Index). Real Estate Investment Trust (REITs) have outperformed the S&P 500 four out of the last five years. REITs posted a positive return of 14.35% annually over that period versus -2.81% for the S&P 500. 2003 marks the first time during that period in which the two markets had strong returns and that moved together. Interest rates remained low throughout 2003, making REIT dividend yields still attractive at 5.66% versus the 10 year treasury of 4.25% at year end 2003.

REIT performance was lead by the healthcare property type posting strong returns of 53.5%. This is an area typically more closely correlated to mortgage originations and benefits from the predictability of medical office buildings’ tenant retention. The second best performing property type was retail, up 46.8%. It was also the best performing property type in 2002. Continued positive growth in the group relative to overall declines in most other property types attracted a lot of investors. Residential, specifically apartments, was the worst performing property type for the second year in a row. Low interest rates increased housing affordability which moves renters to home owners. Also, apartment companies continued to bring new supply to already oversupplied market.

In an environment with such a high return, the allocation of an average cash balance of 4% caused a good portion of the Fund’s modest underperformance. The Fund has increased its exposure to healthcare but was still underweighted in this property type for the entire year which also contributed to some underperformance. Individual healthcare holdings in the Fund also underperformed the healthcare category on a relative basis. The Fund had been reducing exposure to Retail during the first half of the year but reversed course mid-year going to an overweight position as growth in those names appeared to be real.

The outlook for an improving economy brings with it the potential for higher interest rates. REITS perform best in a declining interest rate environment and worst in a rising interest rate environment. Certain property types, namely Office/ Industrial and Residential will benefit more from the improving economy. The Realty Fund’s balanced approach to property types and individual names should provide investors with REIT like returns but the overall return environment may be somewhat more challenging.

As of December 31, 2003
Average Annual Total Returns

	Realty Fund	NAREIT Index
1 Year	34.23%	37.12%
5 Years	12.37%	14.35%
Since Inception(1)	6.50%	8.30%

	As of	As of
Top Ten Holdings:	12/31/03	12/31/02

Equity Office Properties Trust	4.4%	4.0%
General Growth Properties, Inc.	4.2%	3.7%
Equity Residential Properties	3.9%	4.0%
Simon Property Group	3.8%	3.3%
Boston Properties	3.7%	3.4%
Vornado Realty Trust	3.3%	2.3%	*
Developers Diversified Realty	3.3%	2.9%
Prologis Trust	3.3%	2.8%
Rouse Company	3.2%	2.6%	*
Archstone Smith Trust	3.0%	3.1%
* Not in the Top 10 as of 12/31/02.

Long-term capital growth and above average income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Inception of the Realty Fund was January 2, 1998.

Performance Review — December 31, 2003

JOHNSON FIXED INCOME FUND

The Fixed Income Fund had a rate of return of 3.44% in 2003 compared to a return of 4.31% for the Lehman Intermediate Government/Credit Index. The Fund underperformed the Index mainly due to its maturity structure. The Fund’s maturity structure was purposefully defensive against rising interest rates (shorter duration) which cost the Fund additional yield in the steep yield curve environment. When the yield curve is steep, investors are compensated heavily in additional yield for extending maturities. However, we remain committed to ensuring as much principal stability as possible in this low interest rate environment (without sacrificing market yields) to guard against what we believe is an inevitable rise in rates. The Fund’s emphasis on corporate bonds was advantageous as corporate bonds substantially outperformed government bonds during the period.

We believe that the environment will be favorable for the Fixed Income Fund in 2004. The Fund’s emphasis on corporate bonds should be beneficial with continued economic strength. Also, the aforementioned defensive maturity structure should ensure relative principal stability in a rising interest rate environment.

The Fixed Income Fund maintains its focus on high quality securities. The small BB-rated holding indicated in the Quality Allocation Chart on this page is a Provident Bank Subordinated Debenture. While the parent company is rated investment grade, the Fund’s particular bond was downgraded to the highest category of non investment grade in 2003. After thorough credit analysis, we determined that the holding could meet the objectives set forth in the prospectus even though it was slightly below investment grade. The holding matured on January 15, 2004 whereupon the Fund will be at 100% investment grade holdings.

As of December 31, 2003
Average Annual Total Returns

	Fixed	Lehman Int.
	Income Fund	G/C Index
1 Year	3.44%	4.31%
5 Years	5.03%	6.65%
10 Years	5.70%	6.63%

Income and capital preservation is the objective of the Johnson Fixed Income Fund and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Lehman Brothers Intermediate Government/Corporate Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Inception of the Johnson Fixed Income Fund was January 4, 1993.

Performance Review — December 31, 2003

JOHNSON MUNICIPAL INCOME FUND

The Municipal Income Fund had a rate of return of 2.67% for 2003 compared to a return of 4.19% for the Lehman 5-Year General Obligation Index. The fund lagged the benchmark primarily due to its maturity structure. The Fund’s maturity structure was purposefully defensive against rising interest rates (shorter duration) and lagged the index as rates moved lower. We remain committed to ensuring as much principal stability as possible in this very low interest rate environment to guard against what we believe is an inevitable rise in rates.

In addition, the Fund lagged the benchmark due to its laddered maturity structure compared to the compact maturity nature of the benchmark (the compact maturity structure was beneficial as interest rates fell). The Fund maintains a diversified maturity structure to ensure its tax efficiency by limiting trading activity and the related capital gains.

The credit quality of the Municipal Income Fund remains very high. Over 55% of the securities in the Fund are rated AAA, the highest rating category, with approximately 90% of the assets rated in the highest three rating categories, AAA, AA, A. These highly rated securities are considered to have adequate to strong protection of principal and interest payments. All non-rated securities are determined to have characteristics comparable to A-rated or better issuers by our own credit analysis process. In addition, over 95% of the income generated by the Fund is from Ohio municipal bonds, so most of the income earned is exempt from Ohio state income tax in addition to being exempt from federal income taxes.

As of December 31, 2003
Average Annual Total Returns

	Municipal	Lehman 5 Year
	Income Fund	G.O. Index
1 Year	2.67%	4.19%
5 Years	4.50%	5.47%
Since Inception(1)	5.07%	5.90%

Tax-free income and capital preservation are the objectives of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Lehman Brothers Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Inception of the Municipal Income Fund was May 16, 1994.

GROWTH FUND	Portfolio of Investments as of December 31, 2003

Common Stocks	Shares	Dollar Value

Consumer Discretionary
Aeropostale*	16,000	438,720
Autozone, Inc.*	5,600	477,176
Clear Channel Communications	22,000	1,030,260
Harley Davidson, Inc.	20,000	950,600
Home Depot, Inc.	28,000	993,720
Kohls Corporation*	9,500	426,930
Ross Stores, Inc.	11,000	291,060
Target Corporation	23,500	902,400
Wal-Mart Stores, Inc.	15,000	795,750

Total Consumer Discretionary: 12.9%		$6,306,616
Consumer Staples
Pepsico, Incorporated	20,000	932,400
Walgreen Company	27,000	982,260

Total Consumer Staples: 4.0%		$1,914,660
Energy
ChevronTexaco Corporation	11,500	993,485
Exxon Mobil Corporation	25,607	1,049,887
Noble Corporation*	28,000	1,001,840

Total Energy: 6.2%		$3,045,212
Financial Services
American International Group, Inc.	23,425	1,552,609
Bank of New York Co., Inc.	32,000	1,059,840
Citigroup, Incorporated	22,600	1,097,004
Fannie Mae	13,500	1,013,310
Fifth Third Bancorp.	15,330	906,003
Merrill Lynch & Company, Inc.	18,000	1,055,700
National City Corporation	28,500	967,290
National Commerce Financial Corp.	33,750	920,700

Total Financial Services: 17.7%		$8,572,456
Health Care
Abbott Laboratories	22,000	1,025,200
Anthem, Inc.*	13,800	1,035,000
Health Management Assoc., Inc.	42,000	1,008,000
Johnson & Johnson	18,800	971,208
Medtronic, Incorporated	21,000	1,020,810
Merck & Company, Inc.	23,100	1,067,220
Pfizer, Incorporated	46,000	1,625,180

Total Health Care: 15.9%		$7,752,618
Industrials
Cintas Corporation	11,000	551,100
General Electric Company	64,390	1,994,802
Grainger (W.W.), Inc.	20,275	960,832
Illinois Tool Works	13,000	1,090,830
Jacobs Engineering Group*	22,000	1,056,220
L-3 Communications Holdings*	20,000	1,027,200
Masco Corporation	36,000	986,760

Total Industrials: 15.7%		$7,667,744
Information Technology
Affiliated Computer Services — A*	10,000	544,600
Analog Devices	10,000	456,500
Autodesk	21,700	533,386
Cisco Systems, Inc.*	40,000	969,200
First Data Corporation	24,000	986,160
Fiserv, Inc.*	22,800	901,512
Intel Corporation	14,000	448,700
Lexmark International, Inc.*	6,500	511,160
Microsoft Corporation	54,350	1,487,560
Nokia Corporation ADR **	55,000	935,000
Oracle Corporation*	76,270	1,009,052

Total Information Technology: 18.0%		$8,782,830
Materials
Air Products and Chemicals	9,000	475,470
ALCOA	28,370	1,078,060

Total Materials: 3.2%		$1,553,530
Telecommunication Services
Alltel Corporation	21,010	978,646

Total Telecomm Services: 2.0%		$978,646
Utilities
Equitable Resources, Inc.	23,000	987,160

Total Utilities: 2.0%		$987,160

Total Common Stocks: 97.6%		$47,561,472
(Common Stock Identified Cost $43,721,436)
Mutual Funds
iShares Biotech Index Fund*	13,300	956,935

Total Mutual Funds: 2.0%		$956,935
(Mutual Fund Identified Cost $941,437)

  * Non-income producing security.
 ** American Depository Receipt.
*** Variable rate security, the coupon rate shown represents the rate at December 31, 2003.

The accompanying notes are an integral part of the financial statements.

GROWTH FUND	Portfolio of Investments as of December 31, 2003

Common Stocks	Shares	Dollar Value

Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.47% yield***		200,356

Total Cash Equivalents: 0.3%		$200,356
(Cash Equivalents Identified Cost $200,356)
Total Portfolio Value: 99.9%		$48,718,763
(Total Portfolio Identified Cost $44,863,229)
Other Assets Less Liabilities: 0.1%	$35,693
Total Net Assets: 100.0%		$48,754,456

  * Non-income producing security.
 ** American Depository Receipt.
*** Variable rate security, the coupon rate shown represents the rate at December 31, 2003.

The accompanying notes are an integral part of the financial statements.

OPPORTUNITY FUND                                 Portfolio of Investments as of December 31, 2003

Common Stocks	Shares	Dollar Value

Consumer Discretionary
Advance Auto Parts*	9,000	732,600
Applebee’s International, Inc.*	10,000	393,400
ArvinMeritor, Incorporated	27,000	651,240
Autoliv, Inc.	10,500	395,325
Barnes & Noble, Incorporated*	24,000	788,400
Blyth, Incorporated	11,500	370,530
Borgwarner, Inc.	7,000	595,490
Centex Corporation	4,000	430,600
Cox Radio, Inc.*	22,000	555,060
Cracker Barrel Group	8,600	329,208
Dollar General	15,900	333,740
Dollar Tree Stores, Inc.*	8,100	243,566
Getty Images, Inc.*	12,800	641,664
KB Home Corporation	5,300	384,356
Leapfrog Enterprises, Inc.*	10,100	267,953
Lennar Corporation, Class A	4,500	432,000
Liz Claiborne, Inc.	18,300	648,918
Marriott International, Inc.	12,000	554,400
Marvel Enterprises*	15,400	448,294
Michaels Stores	8,300	366,860
Outback Steakhouse	8,250	364,733
Ruby Tuesday*	21,700	618,233
Ryland Group*	4,700	416,608
Scripps Howard Incorporated	3,700	348,318
Staples, Inc.*	30,250	825,825
United Global Comm*	81,250	689,000

Total Consumer Discretionary: 17.4%		$12,826,321
Consumer Staples
Energizer Holdings, Inc.*	9,000	338,040
Performance Food Group Co.*	16,900	611,273
Rite Aid*	67,100	405,284
Tyson Foods Incorporated	27,000	357,480

Total Consumer Staples: 2.3%		$1,712,077
Energy
FMC Technologies, Inc.*	13,200	307,560
Key Energy Services, Inc.*	50,400	519,624
Helmerich & Payne, Inc.	10,750	300,248
Newfield Exploration*	13,500	601,290
Patterson-Uti Energy, Inc.*	17,500	576,275
Pioneer Natural Resources Company*	12,000	383,160
Pogo Producing Company	11,400	550,620
Varco International, Inc.*	17,750	366,183

Total Energy: 4.9%		$3,604,960
Financial Services
AMBAC Financial Group, Inc.	9,250	641,858
AmeriCredit Corporation*	72,000	1,146,960
Berkley (W.R.), Corporation	15,000	524,250
Blackrock, Inc.	6,800	361,148
Boston Properties, Inc.	7,500	361,425
Commerce Bancorp, Inc./ NJ	7,750	408,270
Compass Bancshares, Inc.	9,000	354,150
Countrywide Financial Corp.	9,332	707,832
Doral Financial Corp.	18,450	595,566
E*Trade Group, Inc.*	53,000	670,450
Fidelity National Financial, Inc.	10,100	391,678
First American Financial Corp.	13,000	387,010
First Tennessee National Corp.	12,000	529,200
HCC Insurance Holdings, Inc.	16,250	516,750
I-Star Financial, Inc.	8,500	330,650
John Hancock Financial Services	10,500	393,750
LaBranche & Company, Inc.	17,300	201,891
Legg Mason, Inc.	7,300	563,414
Macerich	8,000	356,000
Mercury General Corporation	6,500	302,575
National Commerce Financial	25,000	682,000
Nuveen Investments, Class A	17,750	473,215
Old Republic International Corp.	13,200	334,752
Popular, Incorporated	13,000	583,050
Radin Group Inc.	12,200	594,750
Regions Financial Corporation	8,500	316,200
Stancorp Financial Group	5,600	352,128
Synovus Financial Corporation	13,000	375,960
Thornburg Mortgage Asset Corp.	12,200	331,840
Transatlantic Holdings, Inc.	7,250	585,800
Unitrin, Inc.	10,500	434,805

Total Financial Services: 20.1%		$14,809,327
Health Care
Advance PCS*	8,000	422,320
Aetna, Inc.	9,000	608,220
AmerisourceBergen Corp.	6,000	336,900
Apria Healthcare Group*	12,250	348,758
Bard (C.R.), Incorporated	10,000	812,500
Bio Rad Labs*	9,000	519,030
Caremark Rx, Inc.*	12,500	316,625
Celgene Corporation*	13,500	605,880
Edwards Lifesciences Corp.*	10,800	324,864
Endo Pharmaceuticals Holdings, Inc.*	20,000	387,200
Eon Labs, Inc.*	15,200	774,440
Health Net, Inc.*	16,500	539,550
Idess Laboratories*	7,800	360,984

 * Non-income producing security.

The accompanying notes are an integral part of the financial statements.

OPPORTUNITY FUND	Portfolio of Investments as of December 31, 2003

Common Stocks	Shares	Dollar Value

Health Care, continued
Laboratory Corp. of America Holdings*	10,500	387,975
Mckesson	14,650	471,144
Oxford Health Plans*	8,100	352,350
Pacificare Health*	6,200	419,120
Quest Diagnostics, Inc.*	9,500	694,545
Steris*	13,800	311,880

Total Health Care: 12.2%		$8,994,285
Industrials
Career Education Corporation*	11,200	450,800
CH Robinson Worldwide, Inc.	13,250	502,308
Grainger (W.W.), Inc.	6,200	293,818
H&R Block, Inc.	11,550	639,523
ITT Industries, Inc.	4,700	348,787
JB Hunt Transport Services, Inc.*	13,000	351,130
Jacobs Engineering Group, Inc.*	6,500	312,065
L-3 Communications Holdings, Inc.*	10,000	513,600
Manpower	8,300	390,764
Pall Corporation	14,200	380,986
Timken Company	19,750	396,185
United Defense Industrials, Inc.*	18,600	592,968
West Corporation*	20,500	476,215

Total Industrials: 7.7%		$5,649,149
Information Technology
Adobe Systems, Inc.	18,000	703,440
Affiliated Computer Services — A*	12,500	680,750
Altera Corporation*	20,000	453,000
Amphenol Corp. Class A*	9,500	607,335
Applied Micro Circuits Corp.*	56,500	337,305
BearingPoint, Inc.*	39,000	393,510
Checkfree Corporation*	12,000	331,800
Citrix Systems, Inc.*	26,200	554,392
Computer Sciences*	14,100	623,643
Corning Incorporated*	40,000	417,200
Cree, Incorporated*	35,750	632,418
Electronic Arts*	14,000	667,520
Emulex Corporation*	21,750	580,290
Fair Isaac*	8,500	417,860
Intuit, Inc.*	6,000	317,160
Jabil Circuit, Inc.*	13,500	382,050
KLA-Tencor Corporation*	4,500	263,430
Lam Research*	13,800	445,740
Lexmark International, Inc.*	8,000	629,120
Memc Electronic Materials*	27,250	262,145
National Semiconductor, Corp.*	14,250	561,592
Network Appliance, Inc.*	25,000	511,000
Novellus Systems, Inc.*	63,250	666,022
Nvidia Corporation*	20,200	468,640
PMC-Sierra Inc.*	17,400	349,740
Qlogic Corporation*	6,800	350,676
U.S. Steel Corporation	27,250	954,295
Utstarcom, Inc.*	7,600	281,732
Western Digital Corporation*	30,000	353,700
Zebra Technologies Corporation*	6,150	408,176

Total Information Technology: 19.9%		$14,605,681
Materials
Boise Cascade	12,000	394,320
Engelhard Corporation	11,800	353,410
Freeport-McMoRan Copper & Gold	17,900	754,127
Monsanto	14,000	402,920
Nucor Corporation	6,200	347,200
Peabody Energy Corporation	10,000	417,100
Praxair, Incorporated	10,000	382,000
Southern Peru Cooper	15,250	719,190

Total Materials: 5.2%		$3,770,267
Telecommunication Services
Adtran, Inc.*	20,000	622,000
CenturyTel, Inc.	18,250	595,315
Interdigital Communications Corp.*	28,750	592,250
IDT Corporation*	27,500	609,125

Total Telecomm. Services: 3.4%		$2,418,690
Utilities
Kinder Morgan, Inc.	9,300	549,630
National Fuel Gas Company	13,250	323,830
Nisource, Inc.	16,000	351,040
Northeast Utilities	29,000	584,930
OGE Energy Corporation	15,300	370,107
Public Service Enterprise Group, Inc.	11,900	521,220
WGL Holdings, Inc.	12,000	333,480
Williams Companies, Inc.	49,000	481,180
WPS Resources Corporation	12,000	554,760

Total Utilities: 5.5%		$4,070,177
Total Common Stocks: 98.6%		$72,460,934
(Common Stock Identified Cost $60,248,738)

 * Non-income producing security.

The accompanying notes are an integral part of the financial statements.

OPPORTUNITY FUND	Portfolio of Investments as of December 31, 2003

Common Stocks	Shares	Dollar Value

Real Estate Investment Trusts
CBL & Associates Properties, Inc.	6,250	353,125
HRPT Properties Trust	33,700	340,033

Total Real Estate Investment Trusts: 0.9%		$693,158
(Real Estate Investment Trust Identified Cost $610,436)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.47% yield**		345,454

Total Cash Equivalents: .5%		$345,454
(Cash Equivalents Identified Cost $345,454)
Total Portfolio Value: 100.0%		$73,499,546
(Total Portfolio Identified Cost $61,204,628)
Other Assets Less Liabilities: 0.0%		$34,876
Total Net Assets: 100.0%		$73,534,422

 * Non-income producing security.

The accompanying notes are an integral part of the financial statements.

OPPORTUNITY FUND	Portfolio of Investments as of December 31, 2003

REALTY FUND                                                   Portfolio of Investments as of December 31, 2003

Common Stocks	Shares	Dollar Value

Apartments
Apartment Investment and Management, Co.	12,400	427,800
Archstone Smith Trust	24,555	687,049
Avalon Bay Communities, Inc.	13,592	649,698
Camden Property Trust	6,000	265,800
Equity Residential Properties Trust	30,450	898,579
Essex Property Trust, Inc.	9,070	582,475
Home Properties of NY	10,000	403,900
Post Properties, Inc.	12,000	335,040

Total Apartments: 18.5%		$4,250,341
Diversified
Catellus Development Corporation	22,340	538,841
The Rouse Company	15,500	728,500
Vornado Realty Trust	14,000	766,500

Total Diversified: 8.8%		$2,033,841
Health Care
Health Care Property Investors	10,000	508,000
Health Care Reit	16,000	576,000

Total Health Care: 4.7%		$1,084,000
Lodging and Hotels
Host Marriot*	15,000	184,800
Marriott International, Class A	11,000	508,200
Starwood Hotels & Resorts*	14,200	510,774

Total Lodging and Hotels: 5.2%		$1,203,774
Materials
Plum Creek Timber Co., Inc.	11,000	334,950

Total Materials: 1.5%		$334,950
Office and Industrial
Alexandria Real Estate Equities	9,000	521,100
AMB Property Corporation	13,200	434,016
Arden Realty Group, Inc.	13,000	394,420
Boston Properties, Inc.	17,675	851,758
Duke Realty Corp.	15,860	491,660
Equity Office Properties	35,280	1,010,772
Mack-Cali Realty Trust	9,795	407,668
Kilroy Realty Corporation	8,345	273,299
Liberty Property Trust	13,130	510,757
Prologis Trust	23,505	754,275
SL Green Realty Corporation	11,200	459,760

Total Office and Industrial: 26.6%		$6,109,485
Retail
Chelsea Property Group	5,000	274,050
Commercial Net Lease Realty	26,000	462,800
Developers Diversified Realty	22,825	766,235
General Growth Properties	35,205	976,939
Kimco Realty Corporation	10,102	452,065
Macerich Company	13,330	593,185
Mills Corporation	13,000	572,000
Pan Pacific Retail	10,000	476,500
Regency Centers Corporation	10,075	401,489
Simon Property Group, Inc.	19,100	885,094
Tanger Factory Outlet Centers	9,500	386,650
Weingarten Realty Investors	10,442	463,103

Total Retail: 29.2%		$6,710,110
Storage
Public Storage, Inc.	5,000	216,950
Shurgard Storage Centers	5,000	188,250

Total Storage: 1.7%		$405,200

Total Common Stocks: 96.2%		$22,131,701
(Common Stock Identified Cost $16,763,122)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.47% yield**	770,247

Total Cash Equivalents: 3.3%		$770,247
(Cash Equivalents Identified Cost $770,247)
Total Portfolio Value: 99.5%		$22,901,948
(Total Portfolio Identified Cost $17,533,369)
Other Assets Less Liabilities: 0.5%		$103,875
Total Net Assets: 100.0%		$23,005,823

 * Non-income producing security.

** Variable rate security, the coupon rate shown represents the rate at December 31, 2003.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME FUND                                       Portfolio of Investments as of December 31, 2003

Fixed Income
Securities – Bonds	Face	Dollar Value

Bank and Finance
American General Finance, 8.125%, 8/15/09	120,000	143,550
American General Finance, 5.750%, 3/15/07	1,000,000	1,087,500
Archstone Smith Operating Trust Notes, 5.000%, 8/15/07	500,000	524,375
Bank of America Subordinated, 7.800%, 2/15/10	912,000	1,084,140
Bank One Corp., 9.875%, 3/01/09	250,000	316,563
Carramerica Realty Corporation, 6.625%, 3/01/05	1,050,000	1,098,562
Comerica Bank Subordinated Note, 6.875%, 3/01/08	250,000	280,625
Crestar Financial Corp., 6.500%, 1/15/08	500,000	554,375
Duke Realty LP, 3.500%, 11/01/07	950,000	953,562
First Union Corp., 7.500%, 7/15/06	200,000	225,500
Firstar Corp., 6.625%, 12/15/06	475,000	527,250
Household Finance Corporation, 6.000%, 5/01/04	1,000,000	1,015,000
Merry Land and Investment Co., 7.250%, 6/15/05	500,000	536,250
NBD Bancorp, 7.125%, 5/15/07	400,000	451,000
PNC Funding Corp., 6.875%, 7/15/07	500,000	559,375
Provident Bank Corp., 6.375%, 1/15/04	500,000	500,000
Regency Centers LP, 7.400%, 4/01/04	500,000	507,500
Salomon Smith Barney, Inc., 5.875%, 3/15/06	1,000,000	1,076,250
Weingarten Realty, 6.840%, 11/17/07	700,000	784,875

Total Bank and Finance: 24.8%		$12,226,252
United States Government Agency Obligations (A)
FHLMC, 5.950%, 1/19/06	400,000	431,397
FHLMC, 6.005%, 12/08/05	200,000	215,423
FNMA, 3.500%, 10/15/07	2,000,000	2,005,000
FNMA, 4.375%, 10/15/06	1,000,000	1,050,000
FNMA, 5.625%, 5/14/04	500,000	508,229
FNMAFRN, 1.080%, 10/07/05	2,000,000	2,000,000

Total United States Government Agency Obligations: 12.6%		$6,210,049
United States Government Obligations
U.S. Treasury, 7.250%, 5/15/04	2,500,000	2,557,030
U.S. Treasury, 6.125%, 8/15/07	1,500,000	1,678,770

Total United States Government Obligations: 8.6%		$4,235,800
Industrial
Alberto-Culver Company, 8.250%, 11/01/05	425,000	464,312
ALCOA, Inc., 7.250%, 8/01/05	500,000	542,500
Cardinal Health, 4.450%, 6/30/05	500,000	518,750
Conoco Funding Company, 5.450%, 10/15/06	500,000	536,250
C.R. Bard, Incorporated, 6.700%, 12/01/26	500,000	551,250
Delta Airlines Pass Through Certificates Series 02-1 MBIA Insured 6.417%, 7/02/12	300,000	321,556
Devon Energy Convertible Bond, 4.900%, 8/15/08	500,000	511,250
Dover Corp., 6.250%, 6/01/08	500,000	551,875
General Electric Capital Corp., 5.000%, 2/15/07	1,000,000	1,063,750
General Electric Capital Corp., 6.000%, 6/15/12	1,000,000	1,085,000
General Mills, 2.625%, 10/24/06	1,000,000	995,000
Hewlett Packard Company Convertible Bond, 0.000%, 10/14/17*	500,000	276,875
Hewlett Packard Company Notes, 5.750%, 12/15/06	1,000,000	1,082,500
Honeywell, Inc., 7.125%, 4/15/08	400,000	456,000
Kraft Foods, Inc., 5.250%, 6/1/07	750,000	797,813
Lowes Companies, Inc. 8.250%, 6/01/10	500,000	609,375
McDonald’s Corp., 5.950%, 1/15/08	425,000	459,531
McKesson Corp., 6.400%, 3/01/08	400,000	433,000
News America Holdings, 8.500%, 2/15/05	365,000	388,725
The Tribune Company, 6.875%, 11/01/06	500,000	554,375

Total Industrial: 24.8%		$12,199,687
United States Government Agency Obligations – Mortgage Backed Securities (A)
FHLMC, 15 Year Gold, 7.000%, 3/01/11	39,460	42,099
FHLMC, 8.000%, 6/01/30	58,657	63,276
FHLMC, CMO Pool 2513 Class VK 5.500%, 9/15/13	1,838,490	1,902,124
FHLMC, CMO Pool 2517 Class VL 5.000%, 5/15/13	1,835,915	1,880,411
FNMA Series 2001-6 Class AD 5.750%, 11/25/28	179,375	180,665

* Non-income producing security.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2003

Fixed Income
Securities – Bonds	Face	Dollar Value

United States Government Agency Obligations – Mortgage Backed Securities (A), continued
FNMA Series 253300, 7.500%, 5/01/20	80,666	86,263
GNMA Pool 781397, 5.500%, 2/15/17	716,989	747,910
GNMA Pool 2658, 6.500%, 10/20/28	537,418	566,305
GNMA II Pool 2945, 7.500%, 7/20/30	160,594	171,082
GNMA Pool 780400, 7.000%, 12/15/25	47,340	50,698
GNMA Pool 780420, 7.500%, 8/15/26	30,344	32,648

Total Government Agency Obligations – Mortgage Backed Securities: 11.6%		$5,723,481
Utility
AT & T Corporation., 7.500%, 4/01/04	500,000	506,875
Bellsouth Communications, 5.875%, 1/15/09	500,000	546,250
Consolidated Edison of New York, 8.125%, 5/01/10	400,000	486,000
Florida Power & Light Group Capital, 7.375%, 6/01/09	500,000	582,500
GTE Corp., 7.510%, 4/01/09	600,000	690,000
Midwest Power Corporation, 7.000%, 2/15/05	200,000	211,750
National Rural Utilities, 5.700%, 1/15/10	500,000	543,750
Virginia Electric Company, 8.000%, 3/01/04	500,000	505,000

Total Utility: 8.3%		$4,072,125
Total Fixed Income – Bonds: 90.7%		$44,667,394
(Fixed Income Identified
Cost $42,910,359)
Preferred Stocks
Bank One Capital I Preferred Stock Callable 9/20/04 @ $25	35,000	917,000
Equity Office Properties Trust Preferred Stock	20,000	1,000,200

Total Preferred Stock: 3.9%		$1,917,200
(Preferred Stock Identified Cost $1,854,500)
Certificate of Deposit
Provident Bank Certificate of Deposit Set-Up Coupon (Callable @ $100 FDIC Insured)	97,000	97,000

Total Certificate of Deposit: .2%		$97,000
Certificate of Deposit Identified Cost $97,000)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.47% yield**		2,004,327

Total Cash Equivalents: 4.1%
(Cash Equivalents Identified Cost $2,004,327)

Total Portfolio Value: 98.9%		$48,685,921
(Total Portfolio Identified Cost $46,866,186)
Other Assets Less Liabilities: 1.1%		$522,687

Total Net Assets: 100.0%		$49,208,608

(A) Abbreviations:
FHLB:	Federal Home Loan Bank
FHLMC:	Federal Home Loan Mortgage Corporation
FNMA:	Federal National Mortgage Association
FNMAFRN:	Fed. Nat’l Mortgage Assoc. Floating Rate Note
GNMA:	Government National Mortgage Association
TVA:	Tennessee Valley Authority

* Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND                                    Portfolio of Investments as of December 31, 2003

Municipal Income
Securities – Bonds	Face	Dollar Value

General Obligation – City
Akron, OH, 5.000%, 12/01/05	100,000	106,423
Columbus, OH, 12.375%, 2/15/07	25,000	32,787
Columbus, OH, Series 2, 5.000%, 6/15/10	100,000	111,873
Columbus, OH, Tax Increment Financing, (AMBAC Insured), 4.900%, 12/01/11	150,000	164,730
Dayton, OH, General Obligation (AMBAC Insured), 4.450%, 12/01/12	100,000	106,856
Dayton, OH, 7.625%, 12/01/06	100,000	115,907
Deerfield Township, OH, (MBIA Insured), 4.750%, 12/01/10	100,000	111,437
Forest Hills, OH, 4.900%, 12/01/04	100,000	103,449
Loveland, OH, (AMBAC Insured), 4.900%, 12/01/08	100,000	110,288
Symmes Township, OH, 2.400%, 12/01/07	110,000	109,146
Washington Township, OH, 4.650%, 12/01/05	75,000	78,951
Westlake, OH, 4.900%, 12/01/04	50,000	51,702
Youngstown, OH, (AMBAC Insured), 5.100%, 12/01/11	100,000	113,720

Total General Obligation – City: 13.9%		$1,317,269
General Obligation – County
Belmont County, OH (MBIA Insured), 4.500%, 12/01/11	155,000	167,631
Belmont County, OH (MBIA Insured), 5.100%, 12/01/05	50,000	53,422
Delaware County, OH, 5.250%, 12/01/06	50,000	54,128
Hocking County, OH, 4.900%, 12/01/06	50,000	53,862
Knox County, OH, 4.750%, 12/01/09	60,000	65,772
Portage County, OH, (MBIA Insured), 5.150%, 12/01/07	75,000	83,706
Trumbull County, OH, (AMBAC Insured), 5.250%, 12/01/05	50,000	53,562

Total General Obligation – County: 5.6%		$532,083
General Obligation – State
State of California, 4.000%, 11/01/09	250,000	258,740
Ohio State Unlimited Common School Facilities, 4.500%, 6/15/17	100,000	102,745

Total General Obligation – State: 3.8%		$361,485
Higher Education
Bowling Green State University, (FGIC Insured), 5.000%, 6/01/08	155,000	172,506
Ohio State Higher Education Facilities, Denison University, 4.900%, 11/01/05	75,000	79,433
University of Cincinnati, Ohio General Receipts, 4.750%, 6/01/06	50,000	53,661

Total Higher Education: 3.2%		$305,600
Hospital/Health
Franklin County, OH, Children’s Hospital Project, 5.200%, 11/01/04	50,000	51,596
Hamilton County, OH, Hospital Children’s Hospital Medical Center, (MBIA Insured), 5.250%, 5/15/10	100,000	112,580
Hamilton County, OH, Hospital Facility Revenue, Children’s Hospital, (FGIC Insured), 5.000%, 5/15/06	50,000	53,761
Lorain County, OH, Hospital Facility Revenue, Catholic Healthcare Partners, (MBIA Insured), 6.000%, 9/01/07	50,000	56,745
Lorain County, OH, Revenue Bond, Catholic Healthcare Partners Project (AMBAC Insured), 5.200%, 09/01/10	100,000	112,698
Montgomery County, OH Hospital (Prerefunded), 5.500%, 12/01/10	100,000	113,949

Total Hospital/Health: 5.3%		$501,329
Revenue Bonds – Electric
Hamilton, OH Electric, Variable Rate (FSA Insured), 1.020%, 10/15/23	674,000	674,000

Total Revenue Bonds – Electric: 7.1%		$674,000

 * Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND                                    Portfolio of Investments as of December 31, 2003

Municipal Income
Securities – Bonds	Face	Dollar Value

Revenue Bonds – Transportation
Butler County, OH, Transportation Improvement, (FSA Insured), 5.500%, 4/01/09	100,000	114,007
Dayton, OH, Airport Series B, (Radian Insured), 2.000%, 12/01/04	100,000	100,527
Ohio State Turnpike Revenue, (Prerefunded), 5.500%, 2/15/26	110,000	121,106
Ohio State Turnpike Revenue, (Prerefunded), 5.750%, 2/15/24	125,000	128,151

Total Revenue Bond – Transportation: 4.9%		$463,791
Revenue Bonds – Water and Sewer
Akron, OH, Sewer System, (MBIA Insured), 5.500% 12/01/07	50,000	55,698
Butler, OH, Waterworks System, (FSA Insured), 4.400% 12/01/10	100,000	108,857
Cleveland, OH, Waterworks First, Mortgage, Series G (MBIA Insured), 5.250%, 1/01/04	50,000	50,000
Cleveland, OH, Waterworks Revenue, Series I (FSA Insured), 5.250%, 1/01/10	100,000	112,250
Columbus, OH, Water and Sewer, 5.000%, 11/01/06	100,000	108,583
East Muskingum, OH Water District, Water Resource Revenue, (AMBAC Insured), 4.500%, 12/01/12	200,000	221,798
Gulf Coast, TX, Waste Disposal Project, 8.375%, 6/01/05	100,000	109,638
Lorain, OH, Water System, (AMBAC Insured), 4.750%, 4/01/04	50,000	50,435
Montgomery County, OH, Solid Waste, (MBIA Insured), 5.125%, 11/01/08	50,000	54,052
Nashville and Davidson, TN 7.700%, 01/01/12	25,000	31,560
Northeast OH, Reg’l Sewer District (AMBAC Insured), 5.500%, 11/15/12	100,000	107,947
Ohio State Water Development 5.500%, 12/01/06	250,000	276,343
Southwest OH, Reg’l Water District (MBIA Insured), 5.250%, 12/01/05	50,000	53,543

Total Revenue Bond – Water & Sewer: 14.1%		$1,340,704
School District
Athens Ohio City School General Obligation 4.400%, 12/01/05	200,000	209,408
Beavercreek, OH, Special Obligation Tax Anticipation Note, 4.250%, 12/01/06	100,000	104,754
Columbus, OH, Linden Elementary Construction (FSA Insured), 5.500%, 12/01/21	100,000	110,234
Dayton, OH, City School District, (FGIC Insured), 3.250%, 12/01/10	100,000	102,111
Fairfield, OH, (FGIC Insured) 0.000%, 12/01/11*	100,000	75,716
Gallia County, OH, 5.000%, 3/01/04	25,000	25,140
Green Local, OH, (AMBAC Insured) Insured, 4.600%, 12/01/11	100,000	107,230
Indiana Valley, OH, (AMBAC Insured), 5.500%, 12/01/06	50,000	54,679
Kings Local, OH, 6.400%, 12/01/13	150,000	185,946
Lakota, OH, 6.250%, 12/01/14	100,000	109,153
Louisville Local, OH, (FGIC Insured) 0.000%, 12/01/05*	200,000	194,062
Loveland, OH, 4.400%, 12/01/08	100,000	108,589
Mason, OH, 4.000%, 12/01/06	200,000	212,270
Northwestern, OH, 4.650%, 12/01/06	105,000	112,377
Sycamore, OH, Community (AMBAC Insured), 4.600%, 12/01/11	100,000	107,070

 * Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND                                    Portfolio of Investments as of December 31, 2003

Municipal Income
Securities – Bonds	Face	Dollar Value

School District, continued
Sycamore, OH, Community Unlimited, 5.375%, 12/01/13	100,000	115,449
West Geauga, OH, (AMBAC Insured), 5.450%, 11/01/04	50,000	51,777

Total School District: 20.9%		$1,985,965
Special Assessment Bonds
Toledo-Lucas County Ohio Port Authority Crocker Park Public Improvement Project, 2.625%, Due 12/01/07	200,000	198,420

Total School District: 2.1%		$198,420
State Agency
Ohio State Building Authority, Adult Correctional-Series A, 5.500%, 10/01/10	100,000	114,139
Ohio State Building Authority, (AMBAC Insured), 5.375%, 10/01/11	150,000	165,050
Ohio State Building Authority, Juvenile Correction Facilities, 4.375%, 10/01/12	100,000	105,547
Ohio State Building Authority, 9.750%, 10/01/05	75,000	82,490
Ohio State Building Authority, Ohio Center For The Arts, 5.450%, 10/01/07	100,000	111,821
Ohio State Building Authority, Toledo Government Center, 9.750%, 10/01/05	200,000	223,582
Ohio State Housing Finance Authority (GNMA) Collateral, 5.100%, 9/01/17	240,000	248,316
State of Ohio Parks and Recreation Bonds, 4.350%, 12/01/11	100,000	107,201
Ohio State Elementary and Secondary Education, (FSA Insured), 5.000%, 12/01/07	100,000	111,048
Ohio State Public Facilities Commission, (MBIA Insured), 4.700%, 06/01/11	100,000	110,346

Total State Agency: 14.5%		$1,379,540
Total Fixed Income – Municipal Bonds: 95.4%		$9,060,186
(Municipal Bonds Identified Cost $8,577,276)
Cash Equivalents
Federated Ohio Municipal Cash Trust 0.88% yield**		376,599

Total Cash Equivalents: 4.0%		$376,599
(Cash Identified Cost $376,599)
Total Portfolio Value: 99.4%		$9,436,785
(Total Portfolio Identified Cost $8,953,875)
Other Assets Less Liabilities: 0.6%		$54,684
Total Net Assets: 100.0%		$9,491,469

 * Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND                                    Portfolio of Investments as of December 31, 2003

JOHNSON MUTUAL FUNDS	December 31, 2003

STATEMENT OF ASSETS AND LIABILITIES

	Stock Funds			Bond Funds

				Fixed	Municipal
	Growth	Opportunity	Realty	Income	Income
	Fund	Fund	Fund	Fund	Fund

Assets:
Investment Securities at Market Value*	$48,718,763	$73,499,546	$22,901,948	$48,685,921	$9,436,785
Dividends and Interest Receivable	$56,153	$58,406	$120,689	$543,262	$59,960
Fund Shares Sold Receivable	$20,269	$34,873	$1,654	$24,212	$0

Total Assets	$48,795,185	$73,592,825	$23,024,291	$49,253,395	$9,496,745

Liabilities:
Accrued Management Fees	$38,842	$58,003	$18,468	$35,540	$5,276
Fund Shares Redeemed Payable	$1,887	$400	$0	$9,247	$0

Total Liabilities	$40,729	$58,403	$18,468	$44,787	$5,276

Net Assets	$48,754,456	$73,534,422	$23,005,823	$49,208,608	$9,491,469

Net Assets Consist of:
Paid in Capital (see accompanying note #2)	$48,778,503	$61,666,849	$18,411,400	$47,441,834	$9,038,259
Undistributed Net Investment Income (Loss)	$(448)	$174	$1	$(164)	$(103)
Undistributed Net Realized Gain (Loss) from Security Transactions	$(3,879,133)	$(427,519)	$(774,157)	$(52,797)	$(29,597)
Net Unrealized Gain (Loss) on Investments	$3,855,534	$12,294,918	$5,368,579	$1,819,735	$482,910

Net Assets	$48,754,456	$73,534,422	$23,005,823	$49,208,608	$9,491,469
Shares Outstanding	2,166,652	2,441,677	1,406,077	3,015,229	575,505
Offering, Redemption and Net Asset Value Per Share	$22.50	$30.12	$16.36	$16.32	$16.49
*Identified Cost of Securities	$44,863,229	$61,204,628	$17,533,369	$46,866,186	$8,953,875

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2003

STATEMENT OF OPERATIONS

	Stock Funds			Bond Funds

				Fixed	Municipal
	Growth	Opportunity	Realty	Income	Income
	Fund	Fund	Fund	Fund	Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003

Investment Income:
Interest	$6,194	$12,430	$5,802	$2,264,270	$379,548
Dividends	$647,857	$641,749	$963,289	$87,528	$0

Total Investment Income	$654,051	$654,179	$969,091	$2,351,798	$379,548

Expenses:
Gross Management Fee	$440,747	$610,999	$199,482	$478,261	$94,542
Management Fee Waiver (See accompanying note #3)	$(22,037)	$(30,550)	$(9,974)	$(71,739)	$(33,090)

Total Expenses	$418,710	$580,449	$189,508	$406,522	$61,452

Net Investment Income (Loss)	$235,341	$73,730	$779,583	$1,945,276	$318,096
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$(697,909)	$4,071,128	$232,870	$663,662	$(26,952)
Net Unrealized Gain (Loss) on Investments	$9,558,654	$14,964,398	$5,025,969	$(1,012,075)	$(32,891)

Net Gain (Loss) on Investments	$8,860,745	$19,035,526	$5,258,839	$(348,413)	$(59,843)

Net Increase (Decrease) in Assets from Operations	$9,096,086	$19,109,256	$6,038,422	$1,596,863	$258,253

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2003

STATEMENT OF CHANGES IN NET ASSETS

	Stock Funds

	Growth Fund		Opportunity Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002

Operations:
Net Investment Income	$235,341	$141,021	$73,730	$116,248
Net Realized Gain (Loss) from Security Transactions	$(697,909)	$(2,622,476)	$4,071,128	$(4,145,349)
Net Unrealized Gain (Loss) on Investments	$9,558,654	$(12,674,555)	$14,964,398	$(11,460,177)

Net Increase (Decrease) in Assets from Operations	$9,096,086	$(15,156,010)	$19,109,256	$(15,489,278)

Distributions to Shareholders:
Net Investment Income	$(235,790)	$(143,106)	$(73,557)	$(119,022)
Net Realized Gain from Security Transactions	$0	$0	$0	$0

Net (Decrease) in Assets from Distributions	$(235,790)	$(143,106)	$(73,557)	$(119,022)
Capital Share Transactions:
Proceeds From Sale of Shares	$6,280,379	$9,085,455	$6,263,030	$9,011,376
Net Asset Value of Shares Issued on Reinvestment of Distributions	$184,151	$113,901	$24,386	$38,803
Cost of Shares Redeemed	$(7,727,550)	$(5,231,476)	$(7,050,070)	$(7,003,182)

Net Increase (Decrease) in Assets from Capital Share Transactions	$(1,263,020)	$3,967,880	$(762,654)	$2,046,997

Net Change in Net Assets	$7,597,276	$(11,331,236)	$18,273,045	$(13,561,303)

Net Assets at Beginning of Period	$41,157,180	$52,488,416	$55,261,377	$68,822,680

Net Assets at End of Period	$48,754,456	$41,157,180	$73,534,422	$55,261,377

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Stock Funds

	Realty Fund

	Year Ended	Year Ended
	12/31/2003	12/31/2002

Operations:
Net Investment Income	$779,583	$716,232
Net Realized Gain (Loss) from Security Transactions	$232,870	$(423,287)
Net Unrealized Gain (Loss) on Investments	$5,025,969	$(40,409)

Net Increase (Decrease) in Assets from Operations	$6,038,422	$252,536
Distributions to Shareholders:
Net Investment Income	$(779,581)	$(717,059)
Net Realized Gain from Security Transactions	$0	$0

Net (Decrease) in Assets from Distributions	$(779,581)	$(717,059)
Capital Share Transactions:
Proceeds From Sale of Shares	$6,735,299	$8,360,177
Net Asset Value of Shares Issued on Reinvestment of Distributions	$134,068	$123,539
Cost of Shares Redeemed	$(5,424,394)	$(973,541)

Net Increase (Decrease) in Assets from Capital Share Transactions	$1,444,973	$7,510,175
Net Change in Net Assets	$6,703,814	$7,045,652
Net Assets at Beginning of Period	$16,302,009	$9,256,357

Net Assets at End of Period	$23,005,823	$16,302,009

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2003

STATEMENT OF CHANGES IN NET ASSETS

	Bond Funds

	Fixed Income Fund		Municipal Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002

Operations:
Net Investment Income	$1,945,276	$1,955,965	$318,096	$325,840
Net Realized Gain (Loss) from Security Transactions	$663,662	$284,631	$(26,952)	$(2,398)
Net Unrealized Gain (Loss) on Investments	$(1,012,075)	$1,935,138	$(32,891)	$375,457

Net Increase (Decrease) in Assets from Operations	$1,596,863	$4,175,734	$258,253	$698,899

Distributions to Shareholders:
Net Investment Income	$(1,956,281)	$(1,945,162)	$(318,199)	$(324,026)
Net Realized Gain from Security Transactions	$0	$0	$0	$0

Net (Decrease) in Assets from Distributions	$(1,956,281)	$(1,945,162)	$(318,199)	$(324,026)

Capital Share Transactions:
Proceeds From Sale of Shares	$21,684,245	$11,421,398	$1,087,635	$1,953,000
Net Asset Value of Shares Issued on Reinvestment of Dividends/ Gains	$860,434	$884,875	$37,495	$39,817
Cost of Shares Redeemed	$(18,942,472)	$(8,094,818)	$(1,026,543)	$(793,803)

Net Increase in Assets from Capital Share Transactions	$3,602,207	$4,211,455	$98,587	$1,199,014

Net Change in Net Assets	$3,242,789	$6,442,027	$38,641	$1,573,887

Net Assets at Beginning of Period	$45,965,819	$39,523,792	$9,452,828	$7,878,941

Net Assets at End of Period	$49,208,608	$45,965,819	$9,491,469	$9,452,828

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	GROWTH FUND

Selected Data for a Share Outstanding Throughout the Period for the Growth Fund:

	Year Ended December 31

	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$18.50	$25.58	$29.28	$33.86	$30.98
Operations:
Net Investment Income	$0.11	$0.07	$0.02	$0.02	$0.02
Net Gains (Losses) on Securities (Realized & Unrealized)	$4.00	$(7.08)	$(3.70)	$(4.58)	$3.48

Total Operations	$4.11	$(7.01)	$(3.68)	$(4.56)	$3.50
Distributions:
Dividends from Net Investment Income	$(0.11)	$(0.07)	$(0.02)	$(0.02)	$(0.02)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$(0.60)

Total Distributions	$(0.11)	$(0.07)	$(0.02)	$(0.02)	$(0.62)
Net Asset Value End of Period	$22.50	$18.50	$25.58	$29.28	$33.86
Total Return	22.21%	(27.42%)	(12.58%)	(13.47%)	11.31%
Net Assets, End of Period (Millions)	$48.75	$41.16	$52.49	$55.97	$62.02
Ratios after Fee Waivers: (1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.49%	0.25%	(.01%)	0.01%	0.02%
Average Net Assets after Waiver	0.54%	0.30%	0.04%	0.06%	0.07%
Portfolio Turnover Rate	64.36%	49.39%	37.08%	32.03%	29.84%

(1)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout the Period for the Opportunity Fund:

	Year Ended December 31

	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$22.37	$28.53	$33.63	$33.40	$31.10
Operations:
Net Investment Income	$0.03	$0.05	$(0.03)	$(0.06)	$(0.02)
Net Gains (Losses) on Securities (Realized & Unrealized)	$7.75	$(6.16)	$(5.07)	$2.22	$3.94

Total Operations	$7.78	$(6.11)	$(5.10)	$2.16	$3.92
Distributions:
Dividends from Net Investment Income	$(0.03)	$(0.05)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$(1.93)	$(1.62)

Total Distributions	$(0.03)	$(0.05)	$0.00	$(1.93)	$(1.62)
Net Asset Value End of Period	$30.12	$22.37	$28.53	$33.63	$33.40
Total Return	34.78%	(21.42%)	(15.17%)	6.34%	12.65%
Net Assets, End of Period (Millions)	$73.53	$55.26	$68.82	$75.51	$62.78
Ratios after Fee Waivers: (1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.07%	0.13%	(0.16)	(0.24%)	(0.13%)
Average Net Assets after Waiver	0.12%	0.18%	(0.11%)	(0.19%)	(0.08%)
Portfolio Turnover Rate	164.84%	61.32%	46.30%	34.06%	40.71%

(1)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	REALTY FUND

Selected Data for a Share Outstanding Throughout the Period for the Realty Fund:

	Year Ended December 31

	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$12.67	$12.83	$12.88	$10.72	$11.54
Operations:
Net Investment Income	$0.72	$0.63	$0.64	$0.61	$0.54
Net Return of Capital	$0.19	$0.07	$0.05	$0.05	$0.11
Net Gains (Losses) on Securities (Realized & Unrealized)	$3.50	$(0.22)	$(0.10)	$2.11	$(0.93)

Total Operations	$4.41	$0.48	$0.59	$2.77	$(0.28)
Distributions:
Dividends from Net Investment Income	$(0.72)	$(0.63)	$(0.64)	$(0.61)	$(0.54)
Distributions from Return of Capital	$0.00	$0.00	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00

Total Distributions	$(0.72)	$(0.63)	$(0.64)	$(0.61)	$(0.54)
Net Asset Value End of Period	$16.36	$12.67	$12.83	$12.88	$10.72
Total Return	34.23%	3.50%	4.75%	26.22%	(2.47%)
Net Assets, End of Period (Millions)	$23.01	$16.30	$9.26	$8.47	$5.86
Ratios after Fee Waivers: (1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.88%	5.05%	5.05%	5.25%	4.88%
Average Net Assets after Waiver	3.93%	5.10%	5.10%	5.30%	4.93%
Portfolio Turnover Rate	24.93%	11.77%	7.36%	0.86%	11.21%

(1)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Fixed Income Fund:

	Year Ended December 31

	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$16.43	$15.60	$15.48	$14.93	$16.36
Operations:
Net Investment Income	$0.67	$0.72	$0.82	$0.86	$0.81
Net Gains (Losses) on Securities (Realized & Unrealized)	$(0.11)	$0.83	$0.12	$0.55	$(1.41)

Total Operations	$0.56	$1.55	$0.94	$1.41	$(0.60)
Distributions:
Dividends from Net Investment Income	$(0.67)	$(0.72)	$(0.82)	$(0.86)	$(0.81)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$(0.02)

Total Distributions	$(0.67)	$(0.72)	$(0.82)	$(0.86)	$(0.83)
Net Asset Value End of Period	$16.32	$16.43	$15.60	$15.48	$14.93
Total Return	3.44%	10.16%	6.11%	9.76%	(3.68%)
Net Assets, End of Period (Millions)	$49.21	$45.97	$39.52	$34.53	$30.37
Ratios after Fee Waivers: (1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.92%	4.44%	5.04%	5.62%	5.30%
Average Net Assets after Waiver	4.07%	4.59%	5.19%	5.77%	5.45%
Portfolio Turnover Rate	31.03%	32.03%	22.72%	29.16%	13.66%

(1)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Municipal Income Fund:

	Year Ended December 31

	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$16.61	$15.90	$15.79	$15.18	$15.99
Operations:
Net Investment Income	$0.56	$0.58	$0.63	$0.65	$0.60
Net Gains (Losses) on Securities (Realized & Unrealized)	$(0.12)	$0.71	$0.10	$0.61	$(0.80)

Total Operations	$0.44	$1.29	$0.73	$1.26	$(0.20)
Distributions:
Dividends from Net Investment Income (1)	$(0.56)	$(0.58)	$(0.62)	$(0.65)	$(0.60)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$(0.01)

Total Distributions	$(0.56)	$(0.58)	$(0.62)	$(0.65)	$(0.61)
Net Asset Value End of Period	$16.49	$16.61	$15.90	$15.79	$15.18
Total Return	2.67%	8.23%	4.66%	8.48%	(1.24%)
Net Assets, End of Period (Millions)	$9.49	$9.45	$7.88	$6.06	$5.15
Ratios after Fee Waivers: (2)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.02%	3.29%	3.62%	3.95%	3.68%
Average Net Assets after Waiver	3.37%	3.64%	3.97%	4.30%	4.03%
Portfolio Turnover Rate	3.82%	3.01%	5.57%	0.00%	8.44%

(1)	All distributions are Federally tax exempt.

(2)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1) Organization:

The Growth Fund, Fixed Income Fund, Opportunity Fund, Municipal Income Fund, and the Realty Fund (each individually a “Fund” and collectively the “Funds”) are each series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Opportunity and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998.

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Opportunity Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities.

2) Summary of Significant Accounting Policies:

Security Valuation and Transactions:

The investments in securities are carried at market value. The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year, each fund intends to

NOTES TO THE FINANCIAL STATEMENTS

2) Summary of Significant Accounting Policies, continued:

qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Distributions:

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to realized gains and/or paid-in-capital.

Distribution to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

3) Investment Advisory Agreement:

The investment advisory agreement provides that Johnson Investment Counsel, Inc. (the Adviser) will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Growth Fund, Opportunity Fund and Realty Fund paid the Adviser a management fee at the annual rate of 0.95% of each Fund’s average daily net assets, which was accrued daily and paid monthly. The Fixed Income Fund paid the Adviser a management fee at the annual rate of 0.85% of the Fund’s average daily net assets, and the Municipal Income Fund paid the Adviser a management fee at the annual rate of 0.65% of the Fund’s average daily net assets, both of which are accrued daily and paid monthly.

The Adviser received management fees for the period January 1 – December 31, 2003 as indicated below. These fees are after the Adviser waived part of the management fees on each of the Funds from the maximum of 1.00% to the effective fee ratios listed below. The Adviser intends the fee waivers to be permanent, although the Adviser has the right to remove these fee waivers any time after April 30, 2005.

		Fee	Effective	Management
Fund	Fee	Waiver	Fee Ratio	Fee

Growth Fund	1.00%	0.05%	0.95%	$418,710
Opportunity Fund	1.00%	0.05%	0.95%	$580,449
Realty Fund	1.00%	0.05%	0.95%	$189,508
Fixed Income Fund	1.00%	0.15%	0.85%	$406,522
Municipal Income Fund	1.00%	0.35%	0.65%	$61,452

The above description applies to the investment advisory agreements in effect prior to December 18, 2001, as well as those in effect on or after that date. On December 18, 2001, the shareholders approved new agreements between the Adviser and the respective Funds after the acquisition of the assets of the Johnson Investment Counsel, Inc. by a corporation formed by a group of its employees. The new agreements are identical in all material aspects to the old agreements, with the exception of the dates of execution, effectiveness and termination.

4)	Related Party Transactions:

All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are three independent Trustees. Each of the three independent Trustees received compensation during the 12 months ending December 31, 2003 of $6,000 for his responsibilities as Trustee and has received no additional compensation from the Trust. Total Compensation for the Trustees, as a group, was $18,000 for the period and as a group they received no additional compensation from the Trust. The Trust consists of eight Funds: Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2003, Johnson Investment Counsel, Inc.,

NOTES TO THE FINANCIAL STATEMENTS

4)	Related Party Transactions:, continued:

and entities that the Adviser could be deemed to control or have discretion over, owned in aggregate more than 25% of the Growth Fund, Opportunity Fund, Realty Fund, Fixed Income Fund, and the Municipal Income Fund.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

5)	Purchases and Sales of Securities:

During January 1 through December 31, 2003, purchases and sales of investment securities aggregated:

	Investment Securities Other Than
	Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations

Fund	Purchases	Sales	Purchases	Sales

Growth Fund	$27,691,799	$28,463,827	$0	$0
Opportunity Fund	$98,883,050	$98,616,459	$0	$0
Realty Fund	$6,056,066	$4,755,699	$0	$0
Fixed Income Fund	$10,426,153	$2,517,330	$9,934,644	$11,665,468
Municipal Income Fund	$1,653,878	$1,605,742	$0	$0

6)	Capital Share Transactions:

As of December 31, 2003, there were an unlimited number of capital shares authorized. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder’s check or wire and application in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder’s written or telephone request in proper form.

Capital Share Transactions for the Period January 1 — December 31, 2003:

				Fixed	Municipal
	Growth	Opportunity	Realty	Income	Income
	Fund	Fund	Fund	Fund	Fund

Shares Sold to Investors	325,153	259,391	491,264	1,310,771	65,712
Shares Issued on Reinvestment Dividends	8,195	807	9,469	52,289	2,262

Subtotal	333,348	260,198	500,733	1,363,060	67,974
Shares Redeemed	(390,829)	(289,127)	(381,814)	(1,145,539)	(61,714)

Net Increase/ Decrease During Period	(57,481)	(28,929)	118,919	217,521	6,260
Shares Outstanding:
December 31, 2002 (Beginning of Period)	2,224,133	2,470,606	1,287,158	2,797,708	569,245
December 31, 2003 (End of Period)	2,166,652	2,441,677	1,406,077	3,015,229	575,505

NOTES TO THE FINANCIAL STATEMENTS

7)	Security Transactions:

For Federal income tax purposes, the cost of investments owned and the composition of unrealized appreciation (the excess value over tax cost) and depreciation (the excess of tax cost over value), as of December 31, 2003 was as follows:

				Net
				Appreciation
Fund	Cost of Securities	Appreciation	(Depreciation)	(Depreciation)

Growth Fund*	$44,871,273	$6,375,708	$(2,528,218)	$3,847,490
Opportunity Fund	$61,204,628	$13,007,096	$(712,178)	$12,294,918
Realty Fund**	$17,553,308	$5,474,164	$(125,524)	$5,368,640
Fixed Income Fund	$46,866,186	$1,893,231	$(73,496)	$1,819,735
Municipal Income Fund	$8,953,875	$489,109	$(6,199)	$482,910

*	The difference between book and tax losses consists of wash sales of $8,044.

**	The difference between book and tax losses consists of wash sales of $19,939.

8)	Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)	Net Investment Income and Net Realized Capital Losses:

As of December 31, 2003, the net investment income of the Realty Fund includes estimated return of capital.

As of December 31, 2003, the Growth Fund had accumulated net realized capital loss carryovers of ($474,319) expiring in 2008, ($84,431) expiring in 2009, ($2,622,476) expiring in 2010 and ($689,863) expiring in 2011. To the extent that the Growth Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2003, the Opportunity Fund had accumulated net realized capital loss carryovers of ($427,519) expiring 2010. To the extent that the Opportunity Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2003, the Realty Fund had accumulated net realized capital loss carryovers of ($79,182) expiring in 2007, ($70,911) expiring in 2008, ($180,838) expiring in 2009 and ($423,287) expiring in 2010. To the extent that the Realty Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2003, the Fixed Income Fund had accumulated net realized capital loss carryovers of ($52,797) expiring in 2009. To the extent that the Fixed Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2003, the Municipal Income Fund had accumulated net realized capital loss carryovers of ($247) expiring in 2009 ($2,398) expiring in 2010 and ($26,952) expiring in 2011. To the extent that the Municipal Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

NOTES TO THE FINANCIAL STATEMENTS

10)	Distributions to Shareholders:

Johnson Growth Fund

The tax character of distributions paid is as follows:

	2003	2002

Distributions paid from:
Undistributed Ordinary Income	235,790	143,106
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	235,790	143,106

As of December 31, 2003, the components of distributable earnings deficit on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	(448)
Undistributed Long-Term Capital Gain/(Loss)	(3,871,089)
Unrealized Appreciation/(Depreciation)	3,847,490

Total distributable earnings deficit on a tax basis	(24,047)

Johnson Opportunity Fund

The tax character of distributions paid is as follows:

	2003	2002

Distributions paid from:
Undistributed Ordinary Income	73,557	119,022
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	73,557	119,022

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	174
Undistributed Long-Term Capital Gain/(Loss)	(427,519)
Unrealized Appreciation/(Depreciation)	12,294,918

Total distributable earnings on a tax basis	11,867,573

Johnson Realty Fund

The tax character of distributions paid is as follows:

	2003	2002

Distributions paid from:
Undistributed Ordinary Income	779,581	717,059
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	779,581	717,059

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	1
Undistributed Long-Term Capital Gain/(Loss)	(754,218)
Unrealized Appreciation/(Depreciation)	5,348,640

Total distributable earnings on a tax basis	4,594,423

NOTES TO THE FINANCIAL STATEMENTS

10) Distributions to Shareholders, continued:

Johnson Fixed Income Fund

The tax character of distributions paid is as follows:

	2003	2002

Distributions paid from:
Undistributed Ordinary Income	1,956,281	1,945,162
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	1,956,281	1,945,162

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	(164)
Undistributed Long-Term Capital Gain/(Loss)	(52,797)
Unrealized Appreciation/(Depreciation)	1,819,735
Total distributable earnings on a tax basis	1,766,774

Johnson Municipal Income Fund

The tax character of distributions paid is as follows:

	2003	2002

Distributions paid from:
Undistributed Ordinary Income	318,199	324,026
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	318,199	324,026

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	(103)
Undistributed Long-Term Capital Gain/(Loss)	(29,597)
Unrealized Appreciation/(Depreciation)	482,910

Total distributable earnings on a tax basis	453,210

11)	Code of Ethics

The Trust’s Code of Ethics is available on request without charge, please call for your copy at 513-661-3100 or 1-800-541-0170. Or write us at:

Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, Ohio 45247

NOTES TO THE FINANCIAL STATEMENTS

11)	Code of Ethics, continued:

INDEPENDENT AUDITOR’S REPORT

To The Shareholders and Board of Trustees
Johnson Mutual Funds Trust:

We have audited the statements of assets and liabilities, including the portfolios of investments, of the Growth Fund, the Opportunity Fund, the Realty Fund, the Fixed Income Fund and the Municipal Income Fund (five of the portfolios constituting the Johnson Mutual Funds Trust (“the Trust”)) as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of the Johnson Mutual Funds Trust as of December 31, 2003, the results of their operations for the year then ended, the statement of changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA’s, Inc.

Westlake, Ohio
January 13, 2004

TRUSTEES AND OFFICERS (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees.

				Number of
		Term of		Portfolios	Other
		Office and		Overseen	Directorships
	Current Position	Length of	Principal Occupation	within Fund	Held Outside
Name, Address and Age	Held with Fund	Time Served	During Past 5 Years	Complex	Fund Complex

Interested Trustee Timothy E. Johnson (61) 3777 West Fork Rd. Cincinnati, OH 45247	President and Trustee	Since 1992	President and a Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	8	Director, Kendle International, Inc.

Independent Trustees John W. Craig (69) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 1992	Retired Director of Corporate Affairs, R.A. Jones and Company Inc.	8	None
Ronald H. McSwain (61) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P & R Realty, a real-estate development partnership, since 1984	8	None
Kenneth S. Shull (74) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 1992	Retired plant engineer at The Procter and Gamble Company	8	None

Officers
Dale H. Coates (45) 3777 West Fork Rd. Cincinnati, OH 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	8	None
Richard T. Miller (57) 3777 West Fork Rd. Cincinnati, OH 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	8	None
Marc E. Figgins (39) 3777 West Fork Rd. Cincinnati, OH 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc. since July 2001, Director of BISYS Fund Services from January 2001 to July 2001, Mutual Funds Manager for McDonald Investments from 1991 to 2000	8	None
David C. Tedford (50) 3777 West Fork Rd. Cincinnati, OH 45247	Secretary	Since 1992	Vice President of Operations of the Trust’s Adviser	8	None

[THIS PAGE INTENTIONALLY LEFT BLANK]

Item 2. Code of Ethics.

(a)      As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

A copy of registrant’s code of ethics will be provided to any person without charge, upon request. Please send requests to:

Johnson Mutual Funds 3777 West Fork Road Cincinnati, Ohio 45247

513-661-3100 1-800-541-0170

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2001	$46,936.00

FY 2002	$48,758.00

(b)	Audit-Related Fees – Not applicable.

(c)	Tax Fees

FY 2001	$1,325.00

FY 2002	$1,240.00

(d)	All Other Fees

	Registrant	Adviser

FY 2001	$977.00	$0

FY 2002	$1,675.00	$895.00

Nature of the fees: The auditor reviewed, for Johnson Mutual Funds the Semi-Annual report prior to filing with the SEC. The auditor reviewed, for Johnson Investment Counsel, Inc. the safe deposit box and discretionary accounts of the adviser.

(e)	(1) Audit Committee’s Pre-Approval Policies

Beginning with non-audit service contracts entered into on or after August 17, 2003, the registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant		[Adviser]

Audit-Related Fees:	100%	%	n/a___%

Tax Fees:	100%	%	n/a___%

All Other Fees:	100%	%	n/a*___%

* The requirement that these services be preapproved was not effective at the time the services were provided.

(f)      During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2001	$2,302.00	$0

FY 2002	$2,915.00	$895.00

(h)      not applicable

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 10. Controls and Procedures.

(a)      Based on an evaluation of the registrant’s disclosure controls and procedures as of 3/1/2004 update, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)      There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Annual reports only: Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Registrant may file the Code of Ethics, or state in the annual report that 1) the Code is available on website (give address) or 2) state that the Code is available on request without charge, and explain how to request a copy. This Exhibit is named “EX-99.CODE ETH” for EDGAR filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). This Exhibit is named “EX-99.CERT” for EDGAR filing.

(b) Provide the 906 Certification as required by Rule 30a-2(b). This Exhibit is named “EX-99.906CERT” for EDGAR filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Johnson Mutual Funds Trust
By	(Signature and Title)
/s/ Timothy E. Johnson Timothy E. Johnson, President

Date	3/4/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)
/s/ Timothy E. Johnson Timothy E. Johnson, President

Date	3/4/04

By	(Signature and Title)
/s/ Marc E. Figgins Marc E. Figgins, Treasurer

Date	3/4/04

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